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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): January 20, 1998


                             CIAO CUCINA CORPORATION
             (Exact name of registrant as specified in its charter)

         OHIO                                        000-21745                          31-1357862
(State or other jurisdiction                (Commission File Number)                    (IRS Employer
      of incorporation)                                                                 Identification No.)


              700 Walnut Street, Suite 300, Cincinnati, Ohio 45202
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (513) 241-9161


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEMS 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this report.

ITEM 5.  OTHER EVENTS

   The press release of Ciao Cucina Corporation, dated January 20, 1998, is attached hereto as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired

     N/A

(b)  Pro Forma Financial Information

     N/A

(c)  Exhibits

     Number                     Description
     ------                     -----------

       99                       Press Release dated January 20, 1998


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CIAO CUCINA CORPORATION


Date:    January 20, 1998               By: /s/ Catherine C. Jetter
                                           ------------------------
                                        Catherine C. Jetter
                                        Executive Vice President
                                        Chief Financial Officer